Exhibit 32

Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

For purposes of Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of ON Semiconductor Corporation, a Delaware corporation (“Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (“Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 22, 2012	/s/ KEITH D. JACKSON
Keith D. Jackson President and Chief Executive Officer

Dated: February 22, 2012	/s/ DONALD A. COLVIN
Donald A. Colvin Executive Vice President and Chief Financial Officer